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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                        SECTION 305(b)(2)           |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                13-5160382
(State of incorporation                                 (I.R.S. employer
if not a U.S. national bank)                            identification no.)
One Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)                (Zip code)
                           ---------------------------

                      General Motors Acceptance Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                                38-0572512
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                          identification no.)
General Motors Acceptance Corporation
3044 West Grand Boulevard
Detroit, Michigan                                       48202
(Address of principal executive offices)                (Zip code)
                           ---------------------------

                                 Debt Securities

                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT is subject.

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                   Name                                             Address
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

       Superintendent of Banks of the State of        2 Rector Street, New York, N.Y.
       New York                                       10006, and Albany, N.Y. 12203
       Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y.
                                                      10045

       Federal Deposit Insurance Corporation          Washington, D.C.  20429
       New York Clearing House Association            New York, New York   10005

        (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE  OBLIGOR  IS AN  AFFILIATE  OF THE  TRUSTEE,  DESCRIBE  EACH SUCH
AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS  IDENTIFIED IN PARENTHESES  BELOW, ON FILE WITH THE COMMISSION,
        ARE INCORPORATED  HEREIN BY REFERENCE AS AN EXHIBIT HERETO,  PURSUANT TO
        RULE  7A-29  UNDER THE TRUST  INDENTURE  ACT OF 1939 (THE  "ACT") AND 17
        C.F.R. 229.10(D).

        1.     A copy of the  Organization  Certificate  of The Bank of New York
               (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits
               1a and 1b to Form  T-1  filed  with  Registration  Statement  No.
               33-21672  and  Exhibit  1 to Form  T-1  filed  with  Registration
               Statement No.

               33-29637.)

        4.     A copy of the  existing  By-laws of the  Trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6.     The consent of the Trustee  required by Section  321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7.     A copy of the latest report of condition of the Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of March, 2000.

                                            THE BANK OF NEW YORK


                                            By:         /S/MICHAEL CULHANE
                                                        ------------------
                                                Name:      MICHAEL CULHANE
                                                Title:     VICE PRESIDENT

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts

ASSETS                                                         In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.................................                    $6,394,412
  Interest-bearing balances..................                     3,966,749
Securities:
  Held-to-maturity securities................                       805,227
  Available-for-sale securities..............                     4,152,260
Federal funds sold and Securities purchased
  under agreements to resell.................                     1,449,439
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income        37,900,739
  LESS: Allowance for loan and
    lease losses     572,761
  LESS: Allocated transfer risk
    reserve........................11,754
  Loans and leases, net of unearned income,
    allowance, and reserve...................                    37,316,224
Trading Assets...............................                     1,646,634
Premises and fixed assets (including
  capitalized leases)........................                       678,439
Other real estate owned......................                        11,571
Investments in unconsolidated subsidiaries
  and associated companies...................                       183,038
Customers' liability to this bank on
  acceptances outstanding....................                       349,282
Intangible assets............................                       790,558
Other assets.................................                     2,498,658
Total assets.................................                   $60,242,491
LIABILITIES
Deposits:

  In domestic offices........................                   $26,030,231
  Noninterest-bearing..............11,348,986
  Interest-bearing.................14,681,245
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...................                    18,530,950
  Noninterest-bearing.................156,624
  Interest-bearing.................18,374,326
Federal funds purchased and Securities sold
  under agreements to repurchase.............                     2,094,678
Demand notes issued to the U.S.Treasury......                       232,459
Trading liabilities..........................                     2,081,462
Other borrowed money:
  With remaining maturity of one year or less                       863,201
  With remaining maturity of more than one
    year through three years.................                           449
  With remaining maturity of more than three
    years....................................                        31,080
Bank's liability on acceptances executed and
  outstanding................................                       351,286
Subordinated notes and debentures............                     1,308,000
Other liabilities............................                     3,055,031
Total liabilities............................                    54,578,827
EQUITY CAPITAL
Common stock.................................                     1,135,284
Surplus......................................                       815,314
Undivided profits and capital reserves.......                     3,759,164
Net unrealized holding gains (losses) on
  available-for-sale securities..............              (        15,440)
Cumulative foreign currency translation
  adjustments................................              (         30,658)
Total equity capital.........................                     5,663,664
Total liabilities and equity capital.........                   $60,242,491

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni

Alan R. Griffith                                     Directors
Gerald L. Hassell